Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints JOHN P. JONES III or LEO J. DALEY or W. DOUGLAS BROWN, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended September 30, 2001 and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.


            Signature                          Title             Date


        /s/ Mario L. Baeza                   Director      November 15, 2001
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          Mario L. Baeza


      /s/ L. Paul Bremer III                 Director      November 15, 2001
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        L. Paul Bremer III


         /s/ Robert Cizik                    Director      November 15, 2001
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           Robert Cizik


      /s/ Michael J. Donahue                 Director      November 15, 2001
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        Michael J. Donahue


      /s/ Ursula F. Fairbairn                Director      November 15, 2001
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       Ursula F. Fairbairn


     /s/ Edward E. Hagenlocker               Director      November 15, 2001
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      Edward E. Hagenlocker



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       /s/ James F. Hardymon                 Director      November 15, 2001
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        James F. Hardymon


       /s/ John P. Jones III                 Director      November 15, 2001
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        John P. Jones III


      /s/ Terry R. Lautenbach                Director      November 15, 2001
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       Terry R. Lautenbach


       /s/ Charles H. Noski                  Director      November 15, 2001
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         Charles H. Noski


        /s/ Paula G. Rosput                  Director      November 15, 2001
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         Paula G. Rosput


      /s/ Lawrason D. Thomas                 Director      November 15, 2001
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        Lawrason D. Thomas